Exhibit 99.2 INVESTOR PRESENTATION May 2019

Forward-Looking Statements This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. The Company has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Copies of these documents may also be obtained by contacting Morgan Stanley and Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in the Company’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. This presentation uses certain non-GAAP measures, such as Adjusted EBITDA. These non-GAAP measures are not substitutes for the GAAP equivalent measures and should not be considered in isolation or as alternatives to GAAP measures. See the Appendix for definitions of the terms used in this paragraph and reconciliations to GAAP figures. Non-GAAP Adjusted EBITDA "Adjusted EBITDA" is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii) depreciation and amortization expense, non-cash stock-based compensation expense, and if applicable in a reporting period, acquisition-related transaction expenses (vi) non-cash impairments of intangible assets (vii) debt financing costs (viii) and other significant non-recurring or non-operating (income) or expenses. 2

Offering Summary ISSUER NeoGenomics, Inc. TICKER / EXCHANGE NEO / NASDAQ BASE DEAL SIZE $150 million (100% primary) UNDERWRITERS’ OPTION 15% General corporate purposes, including to acquire or invest in complementary businesses and USE OF PROCEEDS technologies, although we have no current commitments or agreements with respect to any such transactions LOCK-UP 90 days for the Company, directors and officers BOOKRUNNERS Morgan Stanley, SVB Leerink, William Blair CO-MANAGERS Cantor Fitzgerald, Craig-Hallum Capital Group, Needham & Company EXPECTED PRICING May 21, 2019 (post-close) 3

Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 4

Who We Are COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we strive to be the World’s leading cancer testing and information company. VALUES − Quality − Integrity − Accountability − Teamwork − Innovation We are Focused and Genuine 5

Focused on Oncology for a Broad Client Base

Clinical Services

Broad and comprehensive oncology testing menu

Customers include pathologists, oncology groups, hospitals and academic centers

Positioned as a non-competitive partner to customers
Provide both technical and professional

Direct national sales force

Genoptix acquisition bolstered community oncologist channel

Pharma Services

Provide comprehensive support from pre-clinical & research discovery through FDA filing, approval & launch preparation

- Biomarker discovery
- Analytical validation
- Clinical validation
- Assay design and development
- Dx Development

Clients value breadth and depth of capabilities, scientific relationship and pathologists

~30 CDx projects in backlog

Backlog of over $100MM

Dedicated sales team

Extensive clinical expertise and leading commercial organization with significant scale and scope

Global laboratory footprint with 10 locations

~100
MDs and PhDs

2,600+
hospitals and cancer centers served

~1,000,000
tests per year

NEO GENOMICS

6

Oncology Market Tailwinds Aging population driving cancer incidence Increased survival driving follow-on testing Growing number of therapeutic options Increased therapeutic complexity Burgeoning oncology drug pipeline Emerging platforms and tests (NGS, TMB, MSI, etc.) 7

US Oncology Lab Industry Clinical Reference Labs Pure Play Oncology Reference Labs Niche Oncology Players (with oncology divisions) (comprehensive test menus) (limited test menus) 8

A New Standard in Oncology Testing

Genoptix

Outstanding reputation and relationships with community oncologists

NeoGenomics

Well established as a leading provider of oncology testing for pathologists and hospitals

NEO GENOMICS

Outstanding reach to all customer segments	**Broad** and deep test menu	**Deep** knowledge of community oncology practice	**Differentiated** consults and reports	**Broad** portfolio of managed care/ GPO contracts	**Highly efficient**, oncology-focused operations, medical team, and sales force

Unifying cancer care by coordinating amongst hospitals, community oncologists and pathologists

~100 person client-facing commercial organization with team members across the country

National reach, broad menu and superior quality allow us to be preferred lab at largest oncology organizations

NEO GENOMICS

9

Uniquely Positioned: NGS

Next-Generation Sequencing

Broad and deep offering of NGS-based testing across hematologic cancers and solid tumors

EXTENSIVE CAPABILITIES

- 30 NGS-based multi-gene tumor profiles
- Highly focused, cancer specific panels
- Wide spectrum pan-cancer profiles
- Tumor Mutational Burden (TMB)
- Microsatellite instability analysis (MSI)
- FDA panel in development

DELIVER KEY DIAGNOSTIC, PROGNOSTIC AND PREDICTIVE DATA

- Confirming diagnosis
- Disease classification
- Assessing prognosis
- Predicting response to therapy
- Identifying new therapeutic approaches
- Identifying clinical trial opportunities

INDUSTRY LEADING PROVIDER

- ~12,000 NGS-based tests in Q1, 50%+ growth (all organic)
- Most accompanied by other non-molecular testing such as PD-L1 and FISH

NEO GENOMICS

10

Uniquely Positioned: Pharma Services Compelling access Ability to to data and ability to Breadth and Depth Scientific help, develop and Leading identify patients for of Capabilities Leadership launch companion Pathologists clinical trials and diagnostic tests targeted therapy $21MM of new business in 41% year-over-year 45% year-over-year Q1, up 44% from Q1 2018 increase in backlog Pharma revenue growth and 19% sequentially 11

Uniquely Positioned: Companion Diagnostics Ability to take test across continuum Case Study from development, through clinical trials, and into the market CDx capabilities translating into customer wins with ~30 projects in backlog Wide scale and scope across Pharma and Clinical markets Broad reach to oncologists and pathologists Access to massive quantity of Selected by Participated in One of only Now, leading Merck due to Early Validation three labs to provider of oncology-specific test result data IHC expertise Program for offer PD-L1 clinical PD-L1 Keytruda testing on Day 1 testing 12

Track Record of Growth – Clinical Services Clinical Testing Annual Revenue / Clinical Tests Performed (1) 250 $242 800 $210 750k 700 $203 200 657k 600 563k 500 150 400 100 $88 300 $79 $63 $56 200 223k 50 $40 $27 $32 176k $18 136k 100 112k $6 $10 $0.6 $2 45k 57k 76k 0 32k 0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Clinical Testing Revenue ($MM) Clinical Tests Performed 1) Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 2) Base NEO Clinical includes organic clinical revenue and test volume growth and incorporates inorganic contributions from the 2015 acquisition of Clarient (closed Dec. 30th) and the 2018 acquisition of Genoptix (closed Dec. 10th). Base NEO Clinical excludes the impact from Pharma Services and PathLogic (divested on August 1st, 2017). 13

Revenue Per Test Reimbursement Efforts Are Yielding Results $396 15% YoY Revenue Per Test Growth 1 $368 $361 $323 $319 2015 2016 2017 2018 Q1 19 Average clinical testing revenue / test 1) Approximately one-fourth of the yr/yr increase was organic, with the remainder attributed to the 14 acquisition of Genoptix

Track Record of Improvement in Cost Per Test $328 $318 $294 $256 $243 $221 $201 $179 $171 2010 2011 2012 2013 2014 2015 2016 2017 2018 Average Cost of Good Sold / Clinical Test 15

Rapidly Growing Pharma Services Business 41% YoY Backlog 100.8 Growth 97.2 98.9 89.6 71.7 26.7 21.2 21.2 17.8 14.7 45% YoY 10.6 Revenue 8.2 9.6 9.4 6.5 Growth (4.2) (1.0) (0.3) (0.2) (2.1) (1.9) (1.9) (3.7) (1.5) (8.4) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $MMs Revenue Booked (gross) Change in Dormant Projects (1) Cancellations Ending Backlog 1) The Company defines Dormant Projects as projects with no activity for 12 months or longer that have not officially been cancelled by the Sponsor 16

Strong Momentum in Q1 2019 Consolidated revenue of $95.6 million, up 51% YoY Clinical services revenue of $86.2 million, up 51% YoY Pharma services of $9.4 million, up 45% YoY Gross margin of 49%, up 625 bps YoY Adjusted EBITDA of $13.8 million, up 49% YoY Continued progress on revenue per test realization of $368 up 15.5% YoY (~1/4 of increase was organic) Clinical volume growth of 31% YoY, including 12% organic Signed new national contract with Humana; now contracted with all major national commercial health plans in the U.S. 20% Revenue Organic Revenue Adj. EBITDA ($MMs) Growth ($MMs) $95.6 $13.8 $63.4 $9.2 Q1 18 Q1 19 Q1 18 Q1 19 17

Key Strategic and Investment Initiatives Investing in our informatics capabilities Pharma customers driving demand for deeper informatics - Prospective identification of patients for clinical trials - Informing treatment selection Strategic acquisitions or partnerships Focused on targeted rather than transformational deals Continue to grow the capability and reach of our pharma services business Disciplined capital allocation with prior acquisitions - Genoptix (2018) - Clarient (2015) Focused innovation and investment To drive growth and shareholder returns across technology, facilities, portfolio of FDA approved tests and liquid biopsy capabilities 18

Significant Near-Term Growth Drivers 7 Genoptix synergies and strategic benefits 6 Proactively address revenue per 5 test New managed 4 care and GPO contracts End-to-end 3 positioning in CDx 2 Leading NGS capabilities 1 Global strategic Large backlog alliance of signed with PPD Pharma contracts 19

Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 20

Appendix 21

Balance Sheet, March 31, 2019 (unaudited, in thousands) ASSETS March 31, 2019 December 31, 2018 Cash and cash equivalents $ 13,195 $ 9,811 Accounts receivable 82,585 76,919 Inventory 9,670 8,650 Other current assets 10,495 8,288 Total current assets 115,945 103,668 Property and equipment (net of accumulated depreciation and amortization of $54,512 and $50,127, respectively) 60,696 60,888 Operating lease right-of-use assets 19,734 — Intangible assets, net 137,844 140,029 Goodwill 196,298 197,892 Other assets 2,826 2,538 TOTAL ASSETS $ 533,343 $ 505,015 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 54,709 $ 46,753 Short-term portion of finance leases and debt 14,374 14,172 Short-term portion of operating lease liabilities 3,620 — Total current liabilities 72,703 60,925 Long-term portion of finance leases and debt 96,248 98,130 Long-term portion of operating lease liabilities 16,648 — Deferred income tax liability, net 20,156 22,457 Other long-term liabilities 3,740 3,060 Total long-term liabilities 136,792 123,647 TOTAL LIABILITIES 209,495 184,572 Stockholders' Equity 323,848 320,443 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 533,343 $ 505,015 22

Income Statement, March 31, 2019 (unaudited, in thousands) Three Months Ended March 31, 2019 2018 Net Revenue: Clinical Services $ 86,210 $ 56,971 Pharma Services 9,367 6,452 Total Revenue 95,577 63,423 COST OF REVENUE 48,462 36,120 GROSS PROFIT 47,115 27,303 Operating expenses: General and administrative 32,142 17,067 Research and development 1,209 956 Sales and marketing 11,216 6,775 Total operating expenses 44,567 24,798 Income From Operations 2,548 2,505 Interest expense, net 1,826 1,486 Other expense (income) 5,169 (63) Income (loss) before taxes (4,447) 1,082 Income tax expense (benefit) (2,023) 438 Net Income (Loss) (2,424) 644 Deemed dividends on preferred stock — 1,003 Amortization of preferred stock beneficial conversion feature — 1,853 Net Loss Attributable to Common Stockholders $ (2,424) $ (2,212) Net Loss per Common Share: Basic $ (0.03) $ (0.03) Diluted $ (0.03) $ (0.03) Weighted Average Shares Used in Computation of Earnings per Common Share: Basic 94,740 80,507 Diluted 94,740 80,507 23

Statements of Cash Flows, March 31, 2019 (unaudited, in thousands) Three Months Ended March 31, CASH FLOWS FROM OPERATING ACTIVITIES 2019 2018 Net income (loss) $ (2,424) $ 644 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 5,271 3,633 (Gain) impairment/loss on sale of assets 156 (7) Amortization of intangibles 2,559 1,413 Amortization of debt issue costs 150 113 Stock based compensation 2,139 1,624 Changes in assets and liabilities, net (1,754) 6,892 NET CASH PROVIDED BY OPERATING ACTIVITIES 6,097 14,312 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (3,196) (4,666) NET CASH USED IN INVESTING ACTIVITIES (3,196) (4,666) CASH FLOWS FROM FINANCING ACTIVITIES Repayment of finance lease obligations and loans (1,797) (1,394) Repayment of term loan (1,968) (6,338) Issuance of common stock, net 4,248 483 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES 483 (7,249) Effects of foreign exchange rate changes on cash and cash equivalents — (45) NET CHANGE IN CASH AND CASH EQUIVALENTS 3,384 2,352 CASH AND CASH EQUIVALENT, BEGINNING OF PERIOD 9,811 12,821 CASH AND CASH EQUIVALENTS, END OF PERIOD $ 13,195 $ 15,173 SUPPLEMENTAL DISCLOSURE OF CASH FLOW InterestINFORMATION: paid $ 1,696 $ 1,396 Income taxes paid, net of refunds 8 7 SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING INFORMATION: Equipment acquired under finance lease/loan obligations $ 2,003 $ 3,355 24

Segment Results, March 31, 2019 (unaudited, in thousands) Three Months Ended March 31, 2018 % Change Pharma Operations: 2019 (as adjusted) Pharma Revenue $ 9,367 $ 6,452 45.2 % Cost of Revenue $ 5,811 $ 5,078 14.4 % Gross Profit $ 3,556 $ 1,374 158.8 % Three Months Ended March 31, 2018 % Change Clinical Operations: 2019 (as adjusted) Requisitions received (cases) 155,963 105,229 48.2 % Number of tests performed 234,317 178,794 31.1 % Average number of tests/requisition 1.50 1.70 (11.6) % Total clinical testing revenue $ 86,210 $ 56,971 51.3 % Average revenue/requisition $ 553 $ 541 2.1 % Average revenue/test $ 368 $ 319 15.5 % Cost of revenue $ 42,651 $ 31,042 37.4 % Average cost/requisition $ 273 $ 295 (7.3) % Average cost/test $ 182 $ 174 4.8 % Clinical tests exclude tests performed for Pharma Services customers. 25

Adjusted EBITDA, March 31, 2019 (unaudited, in thousands) Three Months Ended March 31, 2019 2018 Net Income (Loss) (GAAP) $ (2,424) $ 644 Adjustments to Net Income: Interest expense, net 1,826 1,486 Income tax (benefit) expense (2,023) 438 Amortization of intangibles 2,559 1,413 Depreciation 5,271 3,633 EBITDA 5,209 7,614 Further Adjustments to EBITDA: Acquisition and integration related expenses 1,266 — Other significant non-recurring (income) 5,145 — Non-cash, stock-based compensation 2,139 1,624 Adjusted EBITDA (non-GAAP) $ 13,759 $ 9,238 26

Focused on Customer Satisfaction Net Promoter Score Q4 2018 Clinical Client Survey How likely is it that you would recommend this company to a friend or colleague? Not at all likely Neutral Extremely likely 0 0 1 2 3 4 5 6 7 8 9 10 -50 50 Detractor Passive Promoter +59 NPS 7% 26% 67% -100 100 % Promoters - % Detractors = NPS ( Net Promoter Score) NOTES: Survey Period: Nov. 16th to Dec. 16th 1,004 respondents 15 questions + comments 2,382 comments received 27

COMPASS® and CHART® COMPASS: comprehensive, hematopathologist-directed, integrated assessment report • Customized workflow on each patient case to provide a disease-specific evaluation based on up-to-date guidelines • Actionable diagnosis in a one-page correlation report • Consultation with assigned hematopathologist available on every case • Notification of acute cases and unexpected diagnoses within 24 hours • Real-time electronic reporting with Genoptix Online, powered by eCOMPASS™ • Review of challenging cases and presentation of tumor conferences with a Genoptix Hematopathologist through eRounds CHART: a longitudinal report including a consultative review and correlation with relevant prior findings by a Genoptix Hematopathologist, used to: • Monitor response to therapy • Determine disease progression • Evaluate clonal evolution • Assess residual disease 28